                              TERM CREDIT AGREEMENT

        THIS TERM CREDIT AGREEMENT (this "Agreement") is made and entered into as of October 27, 2004 by and between STONEPATH HOLDINGS, (HONG KONG) LIMITED a company incorporated under the laws of Hong Kong ("Borrower"), HONG KONG LEAGUE CENTRAL CREDIT UNION, in its capacity as a lender hereunder ("Lender") and SBI ADVISORS, LLC, a California limited liability company, in its capacity as agent for Lender ("Agent"), with reference to the following:

                                   WITNESSETH:

        WHEREAS, Lender desire to make Term Loans to Borrower, and Borrower desires to borrow from Lender the amount of such Term Loans, subject to and in accordance with the terms and conditions set forth herein; and

        WHEREAS, Lender desires to appoint Agent, and Agent desires to accept such appointment, to act as agent for and on behalf of Lender, with respect to the Term Loans, for the purposes described herein.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the delivery, receipt, and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

        "Advance Request" has the meaning assigned to such term in SECTION 6.

        "Business Day" means a day (a) other than Saturday or Sunday, and (b) on which commercial banks are open for business in New York, New York, and Los Angeles, California.

        "Closing Date" means the date each of the conditions precedent set forth in SECTION 5 is fully satisfied.

        "Collateral" has the meaning assigned to such term in the Security Agreements.

        "Dollars" and "$" means the lawful currency of the United States of America.

        "Event of Default" has the meaning set forth in SECTION 8.

        "GAAP" means generally accepted accounting principles in the United States of America as of the date of the applicable financial report or calculation.

        "Guarantor" shall mean Stonepath Group, Inc., a Delaware corporation.

        "Guaranty" shall mean the Guaranty executed by Guarantor in favor of Lender.

        "Interest Rate" has the meaning set forth in SECTION 2(C).

        "Lien" means any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge or encumbrance, lien (statutory or other), or other preferential arrangement (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing or any agreement to give any security interest).

        "Maturity Date" has the meaning set forth in SECTION 2(B).

        "Note" has the meaning set forth in SECTION 2(D).

        "Person" means an individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization or any other juridical entity.

        "Permitted Lien" means as to each (i) statutory liens of landlords, carriers, warehousemen, processors, mechanics, materialmen or suppliers incurred in the ordinary course of business and securing amounts not yet due or declared to be due by the claimant thereunder, (ii) liens or security interests in favor of the lender, (iii) zoning restrictions and easements, licenses, covenants and other restrictions affecting the use of real property that do not individually or in the aggregate have a material adverse effect on the Borrower's ability to use such real property for its intended purpose in connection with Borrower's business, (iv) liens in connection with purchase money indebtedness and capitalized leases; provided that such liens attach only to the assets the purchase of which was financed by such purchase money indebtedness or which is the subject of such capitalized leases and that such liens only secure such purchase money indebtedness and capitalized leases, or (iv) as otherwise specifically permitted by the Lender in writing.

        "Secured Obligations" means the obligations of Borrower under this Agreement and the Note and the obligations of the Subsidiaries and Guarantor under the Security Agreements.

        "Security Agreements" means, collectively, (i) the Guaranty; and (ii) the floating charges by and between the applicable Subsidiary and Agent, for the benefit of Lender, to be delivered pursuant to Section 4(e) under which the Subsidiaries are granting to Agent a first floating charge on their receivables.

        "Subsidiaries" means the subsidiaries of Borrower set forth on
Schedule 2 which are granting to Agent a first floating charge on their receivables.

        "Term Loans" has the meaning set forth in SECTION 2(A).

        2.      Amount and Terms of the Term Loans.

                (a) Term Loan Advances. Subject to the terms and conditions of this Agreement, Lender hereby agrees to make to Borrower on the Closing Date, a term loan in the principal amount of Three Million Dollars ($3,000,000.00) (the "Initial Term Loan"), and (ii) subsequent to the Closing Date upon the satisfaction in full of the applicable conditions precedent set forth in
SECTION 6, additional loans, in the aggregate principal amount of

Seven Million Dollars ($7,000,000.00) (the "Additional Term Loans" and collectively with the Initial Term Loan, the "Term Loans"). The Term Loans may be repaid at any time prior to the Maturity Date without premium or penalty, but may not be reborrowed once repaid. At no time shall the aggregate principal amount of the Term Loans exceed Ten Million Dollars ($10,000,000).

                (b) Term. All unpaid principal and accrued but unpaid interest of the Term Loans and any other amounts payable hereunder shall, subject to Section 2(c) below, be payable in full on the first anniversary of the Closing Date (the "Maturity Date").

                (c) Interest Rate and Interest Payments. Borrower shall pay interest on the unpaid principal amount of each Term Loan from the date made until the Maturity Date, at a rate equal to fifteen percent (15.0%) per annum on the basis of a 360 day year (the "Interest Rate"). Subject to SECTION 2(E) AND 2(G) below, interest on the outstanding principal amount of each Term Loan shall be due and payable to Agent, for the benefit of Lender, monthly in arrears, on the last Business Day of each month commencing October 2004, until the Maturity Date for each Term Loan, at which time all accrued but unpaid interest with respect to such Term Loan shall be due and payable.

                (d) Promissory Note. The Term Loans shall be evidenced by a promissory note (the "Note") in the form of Exhibit "A-l" attached hereto, duly executed and delivered to Agent by Borrower.

                (e) Interest on Event of Default. Upon the occurrence and during the continuance of an Event of Default, Borrower agrees to pay interest on the entire unpaid principal amount of the Term Loans, as well as on any interest or other amount past due, from the date of such Event of Default until the date the same is cured in full, payable on demand, at a rate per annum equal to the Interest Rate plus three percent (3.0%).

                (f) Manner of Payment. All payments of principal or interest hereunder or under the Note shall be made in United States dollars and delivered to Lender, in immediately available funds on the date due at such place as provided in the Note.

                (g) Limitation on Interest Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder and charged or collected by Agent or Lender or any holder of the Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Agent or Lender has charged or received interest hereunder or under the Note in excess of the highest applicable rate, the rate in effect hereunder and under the Note shall automatically be reduced to the maximum rate permitted by applicable law and Agent and Lender shall apply all interest paid in excess of the maximum lawful rate to the principal balance of the amounts outstanding hereunder and under the Note. It is the intent of the parties hereto that Borrower not pay or contract to pay, and that Agent and Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower to Agent and Lender under applicable law.

        3. Representations and Warranties. In order to induce Agent and Lender to enter into this Agreement and to make the Term Loans contemplated hereunder, Borrower hereby represents and warrants to Agent and Lender as follows:

                (a) Legal Status. Borrower is a corporation with limited liability and validly existing under the laws of Hong Kong and has full power to carry on its business as it is now being conducted. Guarantor and each Subsidiary is a corporation duly organized, validly existing and on good standing under the laws of its jurisdiction of organization. Borrower, the Subsidiaries and Guarantor are qualified or licensed to do business, and are in good standing as a foreign corporation in all jurisdictions in which such qualification or licensing is required or in which the failure to so qualify or to be so licensed could have a material adverse effect on Borrower, Guarantor or such Subsidiaries, as the case may be.

                (b) Authorization and Validity. This Agreement, the Security Agreements and the Note have been duly authorized, and upon their execution and delivery in accordance with the provisions hereof and thereof will constitute legal, valid and binding agreements and obligations of Borrower, Guarantor or the applicable Subsidiary, as the case may be, enforceable in accordance with their respective terms.

                (c) No Conflict. The execution, delivery, and performance by Borrower of this Agreements and the Note and by Guarantor and the Subsidiaries of the Security Agreements do not and will not conflict with the terms of the charter documents of Borrower, Guarantor or the Subsidiaries, as the case may be; violate any provision of any judgment, decree or order of any court or governmental authority by which Borrower, Guarantor or the Subsidiaries, as the case may be, are bound, or any provision of any law or regulation applicable to Borrower, Guarantor or the Subsidiaries, as the case may be; or result in a breach of or constitute a default under any material contract, obligation, indenture, or other instrument to which Borrower, Guarantor or any of the Subsidiaries, as the case may be, are a party or by which Borrower, Guarantor or the Subsidiaries, as the case may be, may be bound.

                (d) No Consents. The execution, delivery, and performance by Borrower of this Agreement and the Note and by Guarantor and the Subsidiaries of the Security Agreements do not and will not require any authorization, approval, or other action by, or notice to or filing with, any governmental authority, regulatory body, or any other person or entity.

                (e) Use of Proceeds. No proceeds of the Term Loans will be used to acquire any equity security of a class that is registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended.

                (f) Margin Stock. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of the Term Loans will be used to purchase or carry any margin stock or extend credit to others for the purpose of purchasing or carrying any margin stock, or be used for any purpose which violates or is inconsistent with the provisions of Regulation X of said Board of Governors.

                (g) Filings. Except as otherwise provided by Guarantor on Form 8-K filed September 21, 2004, from January 1, 2003, Guarantor has made all of the filings required by the Securities Exchange Act of 1934, as amended, to be made and no such filing contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, not misleading.

                (h) Subsidiaries. Schedule 2 contains a true and correct statement of the interest in Borrower in each of the Subsidiaries.

        4. Covenants. Borrower hereby covenants that until all amounts outstanding hereunder and under the Notes have been indefeasibly paid in full, it shall:

                (a) Punctual Payments. Punctually pay the interest and principal with respect to the Term Loans as provided herein and in the Note.

                (b) Existence. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence and comply with the provisions of all documents pursuant to which it is organized and/or which govern its continued existence; maintain all licenses, permits, governmental approvals, rights, privileges, and franchises (if any) necessary for the conduct of its business; and conduct its business in an orderly and regular manner and in accordance with all applicable laws, rules, regulations, and orders of any governmental authority having jurisdiction over it or its business.

                (c) Books and Records. Maintain adequate books and records in accordance with US GAAP consistently applied, and permit any representative of Agent or any Lender, at any reasonable time, to inspect, audit and examine such books and records of Borrower and the Subsidiaries, to make copies of the same, and to inspect their assets and properties.

                (d) Underwriting Fees; Lender Expenses. Borrower authorizes Agent to deduct from each Term Loan advanced pursuant to SECTION 2 (i) an amount equal to one percent (1.0%) of the principal amount of such Term Loan, which amount shall be paid on behalf of Borrower to Lender, as an underwriting fee in consideration of their agreeing to make the Term Loans. The foregoing underwriting fees shall be non-refundable and deemed fully earned upon receipt. In addition, Borrower agrees to reimburse Lender from the proceeds of the initial Term Loan (i) all attorneys' fees and costs incurred by Lender in connection with this Agreement, the Security Agreements, the Note, and any other documents and agreements delivered pursuant to the terms thereof, and (ii) any costs associated with any lien, background, or other searches conducted by Agent, and any other due diligence expenses relating to the transactions set forth herein (collectively, the "Transaction Fees"); provided, however, that the Transaction Fees shall not exceed $50,000 in the aggregate.

        5. Conditions Precedent to Initial Term Loan. The obligation of Lender to make the Initial Term Loan shall be subject to the condition precedent that Agent shall have received each of the following, each in form and substance satisfactory to Agent:

                (a) This Agreement, duly executed by all of the parties hereto;

                (b)     The Note, duly executed by Borrower;

                (c)     The Guaranty, duly executed by Guarantor;

                (d) Opinions of counsel to Borrower and Guarantor in form and substance satisfactory to Agent;

                (e) Security Agreements providing a first priority security interest in accounts receivable of the Subsidiaries with an aggregate value of Four Million Dollars ($4,000,000) as of the date of the Closing; and

                (f) Such additional supporting documents as Agent or its counsel, or any Lender or its counsel, may reasonably request.

        6. Conditions Precedent to Additional Term Loans. The obligation of Lender to make Additional Term Loans shall be subject to the following conditions precedent.

                (a)     With respect to each Term Loan:

                        (i) No Event of Default shall have occurred or be continuing.

                        (ii) Agent shall have received from an authorized officer of Borrower, (x) a duly executed advance request in the form of Exhibit D attached hereto (the "Advance Request") and (y) a certificate to the effect that no material adverse change has occurred between the Closing and the date of the requested Term Loan with respect to the Borrower, Guarantor or any of the Subsidiaries.

                        (iii) The Security Agreements delivered at the Closing and any additional Security Agreements delivered in connection with the Additional Term Loans shall provide a first priority security interest in accounts receivable of the Subsidiaries having an aggregate value of such amount as the parties may agree, acting reasonably.

        7. Survival of Representations and Warranties. Borrower covenants, warrants and represents to Agent and Lender that all representations and warranties of Borrower contained in this Agreement, or the Note shall be true at the time of Borrower's execution of this Agreement and the Note, and shall survive the execution, delivery and acceptance thereof by Agent and the parties thereto and the closing of the transactions described therein or related thereto.

        8. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" and shall (except with respect to clause (d)), at the option of Lender, require immediate payment in full of all sums then remaining unpaid hereunder and under the Notes:

                (a) Failure to Pay the Note. The failure of Borrower to pay any principal, interest or other amount due under the Note within five (5) days after such amount is due and payable.

                (b) Breach of Covenant, Representation or Warranty. (i) The failure of Borrower to perform or observe any covenant, condition or agreement contained in this Agreement (other than the payment obligations, the breach of which shall be governed by subsection (a) above) where such failure is not cured within fifteen (15) Business Days after receipt of written notice thereof from Agent (except that no notice shall be required in the case of Borrower's obligations pursuant to Section 4(e)), or any representation or warranty made or deemed made by Borrower under or in connection with this Agreement shall prove to have been false or misleading in any material respect when made; or (ii) the failure of Guarantor to perform or observe any covenant, condition or agreement contained in the Guaranty or the applicable Subsidiary under the Security Agreements, where such failure is not cured within fifteen (15) Business Days after receipt of written notice thereof from Agent, or any representation or warranty made or deemed made by Guarantor under or in connection with the Guaranty or the applicable Subsidiary under the Security Agreements, shall prove to have been false or misleading in any material respect when made.

                (c) Liens. (i) Borrower creates, incurs, assumes or suffers to exist any Lien upon or with respect to any of its properties or assets whether now owned or hereafter acquired, including, without limitation, any governmental, tax, or judgment Lien, other than Permitted Liens, and fails to have the same removed or released within five (5) Business Days after the creation thereof; or (ii) Any Subsidiary creates, incurs, assumes or suffers to exist any Lien upon or with respect to the Collateral, including, without limitation, any governmental, tax, or judgment Lien, other than Permitted Liens, and fails to have the same removed or released within five (5) Business Days after the creation thereof.

                (d) Insolvency. Borrower, Guarantor or any Subsidiary shall become insolvent; admit in writing their inability to pay their debts as they mature; make an assignment for the benefit of creditors; or if bankruptcy proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against either of them and, if instituted against either of them, the same is not dismissed within thirty (30) days of the filing thereof.

                (e) Dissolution. Any order, judgment, or decree shall be entered against Borrower decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of thirty (30) days; or Borrower shall otherwise dissolve or cease to exist.

                (f) Guaranty. If the Guaranty is, for any reason, no longer in full force and effect.

        9. Remedies. If an Event of Default shall occur, (a) all amounts outstanding hereunder or under the Note, notwithstanding any term of this Agreement, the Security Agreements or the Note to the contrary, shall at Agent's option (or, if the Event of Default is under clause (d) of Section 8, automatically) and without notice to Borrower become immediately due and payable, without presentment, demand, protest or notice of dishonor, all of which are hereby expressly waived by Borrower, and (b) Agent shall have all rights, powers and remedies available hereunder, under the Security Agreements, or accorded by law, including without limitation the right to resort to any or all security for the Secured Obligations and to exercise any or all of the rights of a beneficiary or secured party pursuant to applicable law. All rights, powers and remedies of Agent in connection with this Agreement, the Security Agreements, and the Note may be exercised at any time by Agent and from time to time after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

        10.     Agent.

                (a) Appointment and Authorization. Lender, for itself and its successors and assigns, hereby irrevocably appoints Agent as its agent (and Agent hereby accepts such appointment) to take such actions on its behalf and to exercise such powers under this Agreement, the Note, and the Security Agreements as are herein or therein delegated to Agent or are, in the judgment of Agent, reasonably incidental to the rights and powers so delegated. Agent shall not by reason of this Agreement have any fiduciary relationship to any Lender, but shall act solely as an agent for Lender; nor shall Agent have any agency or fiduciary relationship to Borrower. The provisions of this Section 10 are solely for the benefit of Agent and Lender, and Borrower shall have no right as a third party beneficiary hereof.

                (b) Approval of Lender. In performing its functions under this Agreement and the Security Agreements, except as otherwise expressly provided herein, Agent shall have the authority (but not the obligation), on behalf of Lender, to make any decision, to take any action or refrain from taking any action and to give any consent or waiver that it may deem advisable; provided, however, that the written approval of Lender shall be required for any amendment, modification, termination or waiver of any provision of this Agreement, the Security Agreements, or the Note, any release of Borrower of any of the Collateral, or any action or assertion of rights (or any rescission of any such action or assertion of rights) against Borrower or the Collateral upon the occurrence of an Event of Default.

                (c) No Implied Duties; Agents Exercise of Discretion. The only duties and obligations of Agent under this Agreement, the Note, and the Security Agreements are those which are expressly set forth herein or therein. Agent shall be entitled to use its discretion in exercising or refraining from exercising any rights which may be so vested in it, or in taking or refraining from taking any action which it may be so empowered to take, unless the matter is one as to which Agent may not act or refrain from acting without the prior written approval of Lender pursuant to Section 10(b) above. Notwithstanding the foregoing, Agent shall not be required to act or not act in accordance with Lender's instructions if to do so would result, in the reasonable judgment of Agent, in a substantial risk of liability to Agent or would be contrary to this Agreement, the Note, the Security Agreements, or applicable law.

                (d) Indemnification. Lender, shall indemnify, defend and hold harmless Agent and its shareholders, directors, officers, employees, agents, attorneys and Affiliates and their respective successors and assigns (the "Agent's Parties"), from and against any and all liabilities, obligations, demands, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses (including, without limitation, attorneys' fees and expenses and court costs, whether or not suit is filed) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent's Parties in any way relating to or arising out of this Agreement, the Note or the Security Agreements, or any action taken or omitted to be taken by Agent's Parties in connection with this Agreement, the Note, or the Security Agreements, except that Lender shall not be liable to Agent's Parties for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of any of Agent's Parties. Further, Lender shall reimburse Agent upon demand for Lender's share of any costs or expenses incurred by Agent in connection with the amendment, consent, waiver, refinancing, restructuring (including a restructuring incident to a bankruptcy reorganization) or enforcement of this Agreement, the Note, or the Security Agreements, to the extent that Borrower is required to pay such costs or expenses but fails to do so upon demand.

        11.     Miscellaneous.

                (a) Failure or Indulgence Not Waiver. No failure or delay on the part of Agent, Lender, or any holder of a Note in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof or of any other right, power or privilege.

                (b) Modification. No modification, amendment or waiver of any provision of this Agreement, the Security Agreements, or the Note, nor the consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall have been approved by Agent and Lender and shall be in writing signed by Agent and Lender and, with respect to any amendment, Borrower. Such waiver or consent shall then be effective only in the specific instance and for the purpose for which it is given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in the same, similar or other circumstances.

                (c) Notices. Except as otherwise expressly provided herein, any notice herein required or permitted to be given shall be in writing and shall be deemed effective when personally delivered, mailed, telecopied (with a confirming copy sent by mail) or delivered by telex to the appropriate party at the address set forth below (or at such other address as may be designated by either party in a written notice sent in accordance with this Section):

                If to Borrower:       Stonepath Holdings (Hong Kong) Limited
                                      Unit 2602, 26th Floor, Miramar Tower
                                      132 Nathan Road, Tsimshatsui, Kowloon
                                      Hong Kong

                     with a copy to:  Stonepath Group, Inc.
                                      1600 Market Street, Suite 1515
                                      Philadelphia, PA 19103
                                      Telecopy No.: 215-979-8399

                If to Lender:         Hong Kong League Central Credit Union
                                      Party Room 1-2, G/F Kam Wah House
                                      Choi Hung Estate
                                      Kowloon, Hong Kong
                                      Telecopy No: 852 3101 0332
                     with a copy to:  SBI Advisors, LLC
                                      2361 Campus Drive, Suite 210
                                      Irvine, CA 92612
                                      Telecopy No.: 949-679-7280

                If to Agent:          SBI Advisors, LLC
                                      2361 Campus Drive, Suite 210
                                      Irvine, CA 92612
                                      Telecopy No.: 949-679-7280

                (d) Severability. In case any provision in this Agreement, the Security Agreements, or the Note shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of such contract and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                (e) Applicable Law. This Agreement, the Security Agreements, and the Note, and the rights and obligations of the parties thereto, shall be governed by the laws of Hong Kong, exclusive of its conflicts of laws and choice of laws rules that would or may cause the application of the laws of any jurisdiction other than Hong Kong.

                (f) Assignability. Borrower shall not assign its rights or obligations hereunder, under the Security Agreements, or under the Note to any other Person without the prior written consent of Agent and Lender, and any attempted assignment in violation hereof shall be null and void ab initio. Agent and Lender shall have the right to assign their rights and obligations hereunder and no consent or approval from Borrower is required in connection with any such assignment.

                (g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                (h) Section Headings. The various headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretations of this Agreement or any provision hereof.

                (i) Attorneys' Fees. In the event any party institutes any action or proceeding to enforce the terms and conditions of this Agreement, the Security Agreements, or the Note, the prevailing party shall be entitled to reasonable attorneys' fees and costs.

                (j) WAIVER OF TRIAL BY JURY. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE NOTES, OR THE SECURITY AGREEMENT, THE SUBJECT MATTER HEREOF AND THEREOF OR ANY DOCUMENT RELATING HERETO OR THERETO, IN EACH CASE WHETHER NOW

EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT, TORT OR OTHERWISE.

                (k) Integration. This Agreement, the Security Agreements and the Note reflect the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, whether before or after the date hereof.

                (l) Payment of Costs. Borrower shall promptly pay to Agent Agent's reasonable costs in connection with any amendment, waiver, consent, refinancing or enforcement of this Agreement, the Note or the Security Agreements.

        IN WITNESS WHEREOF, the parties hereto do execute this Agreement as of the date first above written.

                                         "BORROWER"

                                         STONEPATH HOLDINGS
                                         (HONG KONG) LIMITED

                                         By: /s/ Jason Totah
                                             ----------------------------------
                                         Name: JASON TOTAH
                                         Its: Chief Executive Officer

                                         "AGENT"

                                         SBI ADVISORS, LLC, solely in its
                                         capacity as Agent hereunder

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Its:
                                             ----------------------------------

                                         "LENDER"

                                         HONG KONG LEAGUE CENTRAL CREDIT
                                         UNION

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Its:
                                             ----------------------------------

                                   EXHIBIT A-1

                          TO THE TERM CREDIT AGREEMENT

                                FORM OF TERM NOTE

                                    TERM NOTE

                                                                       Hong Kong
U.S.$10,000,000 (or less)                                      October ___, 2004

        FOR VALUE RECEIVED, the undersigned, STONEPATH HOLDINGS (HONG KONG) LIMITED, a Hong Kong corporation (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of HONG KONG LEAGUE CREDIT UNION (the "Lender"), without offset or counterclaim, the principal sum of United States Dollars Ten Million Dollars (U.S.$10,000,000) or, if less, the aggregate outstanding principal amount of the Term Loans made by Lender to the Borrower pursuant to the Credit Agreement referred to below, on or before the Maturity Date (as such term is defined in the Credit Agreement). The Borrower further promises to pay interest on the Term Loans outstanding hereunder from time to time at the interest rates, and payable on the dates, set forth in the Credit Agreement. This Promissory Note may be prepaid at any time prior to the Maturity Date without premium or penalty.

        1. Payment. Both principal and interest are payable in lawful money of the United States of America and in immediately available funds to the Lender at ___________________________, Hong Kong, or such other place as the Lender may designate in writing to the Borrower from time to time.

        2. Record Keeping. The Lender shall record the amount of principal and interest due and payable from time to time hereunder, each payment thereof and the resulting unpaid principal balance hereof, in the Lender's internal records, and any such recordation shall be rebuttable presumptive evidence of the accuracy of the information so recorded; provided, however, that the Lender's failure so to record shall not limit or otherwise affect the obligations of the Borrower hereunder and under the Credit Agreement to repay the principal of and interest on the Term Loans.

        3. Credit Agreement. This Promissory Note is subject to and entitled to the benefits of, that certain Term Credit Agreement, dated of even date herewith (as amended, modified, renewed or extended from time to time, the "Credit Agreement") between the Borrower, the Lender, and certain other parties thereto. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement. The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived. This Promissory Note is secured by certain Collateral more specifically described in the Security Agreements.

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        4.      Limitation on Interest Rate. In no contingency or event
whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Credit Agreement and charged or collected by the Lender or any holder of this Promissory Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has charged or received interest hereunder or under the Credit Agreement in excess of the highest applicable rate, the rate in effect hereunder and under the Credit Agreement shall automatically be reduced to the maximum rate permitted by applicable law and the Lender shall apply all interest paid in excess of the maximum lawful rate to reduce the principal balance of the amounts outstanding hereunder and under the Credit Agreement. It is the intent of the parties hereto that the Borrower not pay or contract to pay, and that the Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of the maximum rate of interest that may be paid by the Borrower to the Lender under applicable law.

        5. Governing Law. THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF HONG KONG, EXCLUSIVE OF ITS CONFLICTS OF LAWS AND CHOICE OF LAWS RULES THAT WOULD OR MAY CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN HONG KONG.

                                         STONEPATH HOLDINGS (HONG KONG) LIMITED

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Its:
                                             ----------------------------------

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                                   SCHEDULE 1

                            TO TERM CREDIT AGREEMENT

                            SPECIFIC PERMITTED LIENS

                                      None

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

                                   SCHEDULE 2

                            TO TERM CREDIT AGREEMENT

                     INTEREST OF BORROWER IN EACH SUBSIDIARY

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